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                                                                    Exhibit 10.1

                        AMENDMENT TO AMENDED AND RESTATED

                        1991 INCENTIVE STOCK OPTION PLAN

                                OF RES-CARE, INC.


     This Amendment to the Amended and Restated 1991 Incentive Stock Option Plan effective as of February 26, 1997.

     1. That Section 2(d) is hereby amended to read in its entirety as follows:
"Company" shall mean Res-Care, Inc. and its subsidiaries or partnerships or limited liability companies owned by it."

     2. That, except as otherwise amended as provided herein, all other provisions of the Plan remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first referenced above.


                                         RES-CARE, INC.



                                         BY: /s/ Ronald G. Geary
                                             ---------------------------------
                                             Ronald G. Geary, President and
                                             Chief Executive Officer